UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2010 (August 31, 2010)

Toys “R” Us, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware	1-11609	22-3260693
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

One Geoffrey Way, Wayne, New Jersey 07470

(Address of Principal Executive Offices, including Zip Code)

(973) 617-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM	5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b) Removal of a Director.    Effective as of August 31, 2010, pursuant to the terms of the stockholders agreement among the stockholders of Toys “R” Us, Inc. (the “Company”), Sanjay Morey has been removed as a member of the Board of Directors of the Company. The removal of Mr. Morey did not involve any disagreement with the Company. Effective as of August 31, 2010, Michael M. Calbert replaced Mr. Morey on the Company’s Audit Committee.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Toys “R” Us, Inc.
(Registrant)
Date: September 7, 2010	By:	/s/ F. Clay Creasey, Jr.
	Name:	F. Clay Creasey, Jr.
	Title:	Executive Vice President - Chief Financial Officer

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